UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-06475

Strategic Global Income Fund, Inc.

(Exact name of registrant as specified in charter)

1285 Avenue of the Americas, New York, New York 10019-6028

(Address of principal executive offices) (Zip code)

Mark F. Kemper, Esq.

UBS Global Asset Management

1285 Avenue of the Americas

New York, NY 10019-6028

(Name and address of agent for service)

Copy to:

Jack W. Murphy, Esq.

Dechert LLP

1900 K Street, NW

Washington, DC 20006

Registrant’s telephone number, including area code: 212-821 3000

Date of fiscal year end: November 30

Date of reporting period: February 28, 2013

Item 1.  Schedule of Investments

Strategic Global Income Fund, Inc.

Industry diversification (unaudited)

As a percentage of net assets

As of February 28, 2013

Bonds
Corporate bonds
Aerospace & defense	0.05%
Auto parts & equipment	0.01
Automobiles	0.03
Beverages	0.02
Building products	0.26
Capital markets	4.20
Chemicals	0.65
Commercial banks	2.79
Commercial services & supplies	0.29
Computers & peripherals	0.08
Construction materials	0.14
Consumer finance	1.73
Containers & packaging	0.17
Diversified financial services	6.09
Diversified telecommunication services	0.16
Electrical equipment	0.01
Electronic equipment, instruments & components	0.27
Energy equipment & services	0.32
Entertainment	0.04
Food products	0.26
Gas utilities	0.04
Health care providers & services	0.10
Health care technology	0.03
Health services	0.10
Hotels, restaurants & leisure	0.41
Household durables	0.02
Independent power producers & energy traders	0.14
Insurance	0.97
Leisure equipment & products	0.01
Machinery	0.58
Media	0.44
Metals & mining	1.08
Oil, gas & consumable fuels	6.50
Paper & forest products	0.08
Pharmaceuticals	0.02
Real estate investment trust (REIT)	0.11
Real estate management & development	0.03
Software	0.04
Specialty retail	0.06
Telecommunications	0.04
Tobacco	0.40
Trading companies & distributors	0.02
Transportation infrastructure	0.74
Wireless telecommunication services	0.24

Total corporate bonds	29.77%

Asset-backed securities	0.46%
Collateralized debt obligations	5.95
Commercial mortgage-backed securities	8.53
Mortgage & agency debt securities	10.04
Municipal bonds	2.24
US government obligations	7.11
Non-US government obligations	27.61
Structured notes	4.40
Supranational bonds	1.54

Total bonds	97.65%
Common stocks	0.01
Short-term investment	2.23
Options purchased	1.91

Total investments	101.80%
Liabilities, in excess of cash and other assets	(1.80)

Net assets	100.00%

Strategic Global Income Fund, Inc.

Portfolio of investments — February 28, 2013 (unaudited)

Security description	Face amount		Value
Bonds — 97.65%
Corporate bonds — 29.77%
Australia — 0.53%
Sydney Airport Finance Co. Pty Ltd.,
8.000%, due 07/06/15	AUD	1,000,000	$1,098,028

Brazil — 0.52%
Petrobras International Finance Co.,
5.375%, due 01/27/21		$1,000,000	1,088,370

Canada — 0.07%
Inmet Mining Corp.,
8.750%, due 06/01/20[1]		25,000	27,187
Novelis, Inc.,
8.375%, due 12/15/17		50,000	54,625
Teck Resources Ltd.,
6.250%, due 07/15/41		65,000	72,076

			153,888

Cayman Islands — 0.33%
Seagate HDD Cayman,
7.750%, due 12/15/18		50,000	54,562
Transocean, Inc.,
6.800%, due 03/15/38		500,000	572,256
Vale Overseas Ltd.,
6.875%, due 11/21/36		50,000	58,982

			685,800

China — 0.35%
China Liansu Group Holdings Ltd.,
7.875%, due 05/13/16[2]		400,000	422,000
China Shanshui Cement Group Ltd.,
10.500%, due 04/27/17[2]		260,000	298,350

			720,350

Croatia — 0.21%
Agrokor DD,
8.875%, due 02/01/20[1]		400,000	445,500

Czech Republic — 0.11%
EP Energy AS,
5.875%, due 11/01/19[1]	EUR	165,000	228,690

France — 0.74%
Reseau Ferre de France,
5.500%, due 12/01/21	GBP	860,000	1,544,810

Ireland — 0.11%
Ardagh Packaging Finance PLC,
9.125%, due 10/15/20[1]		$200,000	219,000

Kazakhstan — 1.15%
KazMunayGas National Co.,
8.375%, due 07/02/13[2]		2,350,000	2,399,937

Luxembourg — 0.59%
ArcelorMittal,
5.000%, due 02/25/17		1,000,000	1,040,500
Intelsat Jackson Holdings SA,
7.250%, due 10/15/20		125,000	134,062
Wind Acquisition Finance SA,
11.750%, due 07/15/17[1]		50,000	52,625

			1,227,187

Mexico — 0.12%
America Movil SAB de CV,
5.000%, due 03/30/20		210,000	238,893

Netherlands — 0.45%
LyondellBasell Industries NV,
6.000%, due 11/15/21		800,000	940,000

Strategic Global Income Fund, Inc.

Portfolio of investments — February 28, 2013 (unaudited)

Security description	Face amount		Value
Norway — 1.28%
Eksportfinans ASA,
1.600%, due 03/20/14	JPY	152,000,000	1,593,299
3.000%, due 11/17/14		$35,000	34,851
5.500%, due 06/26/17		1,000,000	1,042,500

			2,670,650

Russia — 2.10%
RSHB Capital SA for OJSC Russian
Agricultural Bank,
7.750%, due 05/29/18[2]		1,900,000	2,232,500
VEB Finance Ltd.,
6.800%, due 11/22/25[2]		1,800,000	2,151,000

			4,383,500

South Africa — 0.06%
AngloGold Ashanti Holdings PLC,
5.375%, due 04/15/20		125,000	132,059

Ukraine — 0.97%
Biz Finance PLC,
11.000%, due 02/03/14[4]	UAH	10,800,000	1,116,554
Naftogaz Ukraine,
9.500%, due 09/30/14		$880,000	910,800

			2,027,354

United Kingdom — 2.33%
Barclays Bank PLC,
5.140%, due 10/14/20		1,000,000	1,060,767
FCE Bank PLC,
5.125%, due 11/16/15	GBP	500,000	816,932
Lloyds TSB Bank PLC,
6.500%, due 03/24/20	EUR	1,000,000	1,469,313
Wellcome Trust Finance PLC,
4.750%, due 05/28/21	GBP	860,000	1,512,125

			4,859,137

United States — 17.27%
AES Corp.,
8.000%, due 10/15/17		$75,000	86,625
Airgas, Inc.,
2.375%, due 02/15/20		300,000	301,553
Ally Financial, Inc.,
8.300%, due 02/12/15		505,000	561,812
Altria Group, Inc.,
9.950%, due 11/10/38		500,000	831,534
AMC Entertainment, Inc.,
9.750%, due 12/01/20		25,000	28,812
American International Group, Inc.,
4.375%, due 04/26/16	EUR	500,000	703,511
4.875%, due 06/01/22		$250,000	283,510
AmeriGas Finance LLC,
6.750%, due 05/20/20		30,000	32,325
Anadarko Petroleum Corp.,
6.450%, due 09/15/36		500,000	613,293
ArcelorMittal USA LLC,
6.500%, due 04/15/14		520,000	545,054
Arch Coal, Inc.,
7.250%, due 10/01/20		100,000	85,750
8.750%, due 08/01/16		25,000	25,500
AT&T, Inc.,
6.500%, due 09/01/37		125,000	156,085

Strategic Global Income Fund, Inc.

Portfolio of investments — February 28, 2013 (unaudited)

Security description	Face amount		Value

Bank of America Corp.,
6.000%, due 09/01/17		$1,000,000	$1,161,485
BE Aerospace, Inc.,
6.875%, due 10/01/20		100,000	110,750
Berry Petroleum Co.,
6.750%, due 11/01/20		50,000	53,250
Brunswick Corp.,
11.250%, due 11/01/16[1]		25,000	27,875
Burlington Coat Factory Warehouse Corp.,
10.000%, due 02/15/19		25,000	27,562
Caesars Entertainment Operating Co., Inc.,
10.000%, due 12/15/15		50,000	45,500
10.000%, due 12/15/18		15,000	9,900
Case New Holland, Inc.,
7.875%, due 12/01/17		1,025,000	1,203,094
CDW LLC,
8.500%, due 04/01/19		50,000	55,125
12.535%, due 10/12/17		43,000	46,171
Celanese US Holdings LLC,
6.625%, due 10/15/18		25,000	27,000
Chrysler Group LLC,
8.000%, due 06/15/19		55,000	60,294
CIT Group, Inc.,
4.250%, due 08/15/17		1,750,000	1,811,250
5.500%, due 02/15/19[1]		75,000	81,562
Citigroup, Inc.,
0.857%, due 05/31/17[5]	EUR	1,900,000	2,325,511
5.500%, due 02/15/17		$750,000	842,344
CityCenter Holdings LLC,
10.750%, due 01/15/17[6]		52,875	58,427
Clearwire Communications LLC,
12.000%, due 12/01/15[1]		20,000	21,650
Coleman Cable, Inc.,
9.000%, due 02/15/18		15,000	16,331
Comcast Corp.,
6.950%, due 08/15/37		100,000	135,582
Community Health Systems, Inc.,
7.125%, due 07/15/20		175,000	188,562
8.000%, due 11/15/19		25,000	27,594
Constellation Brands, Inc.,
7.250%, due 05/15/17		40,000	45,350
Cricket Communications, Inc.,
7.750%, due 05/15/16		50,000	52,560
Crosstex Energy,
8.875%, due 02/15/18		180,000	193,950
Denbury Resources, Inc.,
8.250%, due 02/15/20		100,000	112,250
Diamond Resorts Corp.,
12.000%, due 08/15/18		70,000	77,000
DirecTV Holdings LLC,
6.000%, due 08/15/40		160,000	166,887
DISH DBS Corp.,
7.875%, due 09/01/19		200,000	236,750
DuPont Fabros Technology LP,
8.500%, due 12/15/17		125,000	135,781
Eagle Spinco, Inc.,
4.625%, due 02/15/21[1]		100,000	101,625

Strategic Global Income Fund, Inc.

Portfolio of investments — February 28, 2013 (unaudited)

Security description	Face amount	Value

El Paso Corp.,
7.250%, due 06/01/18	$1,000,000	$1,144,431
7.750%, due 01/15/32	105,000	118,421
Energy Transfer Partners LP,
7.500%, due 07/01/38	1,000,000	1,266,940
ExamWorks Group, Inc.,
9.000%, due 07/15/19	80,000	86,200
Felcor Lodging LP,
6.750%, due 06/01/19	25,000	26,859
Ferrellgas Partners-LP,
9.125%, due 10/01/17	35,000	37,625
Fidelity National Financial, Inc.,
5.500%, due 09/01/22	340,000	384,585
First Data Corp.,
9.875%, due 09/24/15	75,000	77,156
Ford Motor Credit Co. LLC,
8.125%, due 01/15/20	1,000,000	1,259,816
Frontier Communications Corp.,
8.500%, due 04/15/20	100,000	112,500
9.000%, due 08/15/31	60,000	61,800
General Motors Financial Co., Inc.,
4.750%, due 08/15/17[1]	940,000	982,732
Georgia-Pacific LLC,
8.875%, due 05/15/31	100,000	149,737
Goldman Sachs Group, Inc.,
5.750%, due 01/24/22	250,000	293,297
6.150%, due 04/01/18	1,000,000	1,181,625
HCA, Inc.,
5.875%, due 03/15/22	25,000	26,938
Host Hotels & Resorts LP,
Series Q, 6.750%, due 06/01/16	52,000	53,300
International Lease Finance Corp.,
7.125%, due 09/01/18[1]	75,000	87,656
8.625%, due 09/15/15	90,000	102,375
8.750%, due 03/15/17	60,000	70,725
Iron Mountain, Inc.,
8.375%, due 08/15/21	325,000	356,688
Key Energy Services, Inc.,
6.750%, due 03/01/21	75,000	76,500
Kinder Morgan Energy Partners LP,
6.500%, due 09/01/39	85,000	102,779
Level 3 Financing, Inc.,
8.625%, due 07/15/20	25,000	27,750
Liberty Mutual Group, Inc.,
10.750%, due 06/15/58[1,5]	35,000	53,463
Limited Brands, Inc.,
7.600%, due 07/15/37	25,000	26,500
Linn Energy LLC,
7.750%, due 02/01/21	100,000	108,000
8.625%, due 04/15/20	100,000	110,625
Marina District Finance Co., Inc.,
9.500%, due 10/15/15	35,000	35,984
Masco Corp.,
7.125%, due 03/15/20	25,000	29,273
McClatchy Co.,
9.000%, due 12/15/22[1]	25,000	26,438
MedAssets, Inc.,
8.000%, due 11/15/18	50,000	54,750

Strategic Global Income Fund, Inc.

Portfolio of investments — February 28, 2013 (unaudited)

Security description	Face amount	Value

Mercer International, Inc.,
9.500%, due 12/01/17	$25,000	$27,125
Merrill Lynch & Co., Inc.,
6.875%, due 04/25/18	2,500,000	3,030,738
MetLife, Inc.,
6.400%, due 12/15/36	500,000	540,542
MGM Resorts International,
10.000%, due 11/01/16	105,000	124,950
Michael Foods, Inc.,
9.750%, due 07/15/18	100,000	111,250
Morgan Stanley,
6.375%, due 07/24/42	525,000	641,309
6.625%, due 04/01/18	1,750,000	2,082,470
Multiplan, Inc.,
9.875%, due 09/01/18[1]	100,000	111,000
Murray Energy Corp.,
10.250%, due 10/15/15[1]	85,000	85,425
News America, Inc.,
6.200%, due 12/15/34	65,000	77,520
Nexstar Broadcasting, Inc.,
8.875%, due 04/15/17	50,000	55,000
Niska Gas Storage US LLC,
8.875%, due 03/15/18	40,000	42,000
NRG Energy, Inc.,
8.250%, due 09/01/20	125,000	141,406
8.500%, due 06/15/19	50,000	55,625
ONEOK Partners LP,
8.625%, due 03/01/19	250,000	332,186
Owens Corning,
6.500%, due 12/01/16	36,000	40,630
Owens-Brockway Glass Container, Inc.,
7.375%, due 05/15/16	100,000	115,000
Peabody Energy Corp.,
7.375%, due 11/01/16	50,000	57,000
Petco Animal Supplies, Inc.,
9.250%, due 12/01/18[1]	45,000	49,613
Petrohawk Energy Corp.,
6.250%, due 06/01/19	1,000,000	1,135,719
Plains Exploration & Production Co.,
6.875%, due 02/15/23	400,000	461,000
Ply Gem Industries, Inc.,
8.250%, due 02/15/18	50,000	54,125
Quicksilver Resources, Inc.,
7.125%, due 04/01/16	50,000	40,500
Range Resources Corp.,
5.750%, due 06/01/21	25,000	26,625
Royal Caribbean Cruises Ltd.,
7.250%, due 06/15/16	225,000	254,250
7.500%, due 10/15/27	125,000	141,875
SandRidge Energy, Inc.,
7.500%, due 03/15/21	50,000	52,250
Sanmina-SCI Corp.,
7.000%, due 05/15/19[1]	550,000	567,875
Sinclair Television Group, Inc.,
9.250%, due 11/01/17[1]	20,000	21,700
Southern Copper Corp.,
3.500%, due 11/08/22	325,000	325,307

Strategic Global Income Fund, Inc.

Portfolio of investments — February 28, 2013 (unaudited)

Security description	Face amount	Value

Sprint Nextel Corp.,
9.000%, due 11/15/18[1]	$25,000	$31,000
9.125%, due 03/01/17	25,000	29,531
SquareTwo Financial Corp.,
11.625%, due 04/01/17	200,000	203,500
Standard Pacific Corp.,
10.750%, due 09/15/16	25,000	31,125
Suburban Propane Partners LP,
7.500%, due 10/01/18[1]	84,000	90,720
SunTrust Bank,
7.250%, due 03/15/18	235,000	292,688
Swift Energy Co.,
7.875%, due 03/01/22	25,000	26,063
Tesoro Corp.,
5.375%, due 10/01/22	500,000	520,000
9.750%, due 06/01/19	40,000	45,300
Time Warner Cable, Inc.,
6.550%, due 05/01/37	145,000	167,817
Tomkins LLC,
9.000%, due 10/01/18	17,000	18,998
Valero Energy Corp.,
6.625%, due 06/15/37	160,000	196,357
7.500%, due 04/15/32	750,000	961,804
Warner Chilcott Co. LLC,
7.750%, due 09/15/18	30,000	32,400
Whiting Petroleum Corp.,
6.500%, due 10/01/18	15,000	16,125
XL Group PLC,
Series E, 6.500%, due 04/15/17[5,7]	40,000	39,000
Yonkers Racing Corp.,
11.375%, due 07/15/16[1]	225,000	243,000

		35,995,247

Venezuela — 0.48%
Petroleos de Venezuela SA,
8.500%, due 11/02/17[1]	1,000,000	992,500

Total corporate bonds (cost $58,616,282)		62,050,900

Asset-backed securities — 0.46%
United States — 0.46%
Citigroup Mortgage Loan Trust, Inc.,
Series 2006-WFH2, Class A2A,
0.352%, due 08/25/36[5]	974,212	901,147
Soundview Home Equity Loan Trust,
Series 2005-OPT1, Class 2A4,
0.502%, due 06/25/35[5]	60,947	59,741

Total asset-backed securities (cost $783,923)		960,888

Collateralized debt obligations — 5.95%
Cayman Islands — 3.78%
Atrium CDO Corp.,
Series 5A, Class A2B,
0.609%, due 07/20/20[1,5]	2,000,000	1,891,000
BlueMountain CLO Ltd.,
Series 2005-1A, Class A2,
0.660%, due 11/15/17[1,5]	2,000,000	1,960,800
Galaxy CLO Ltd.,
Series 2013-5A, Class C,
2.890%, due 04/15/25[1,4,5]	700,000	680,750

Strategic Global Income Fund, Inc.

Portfolio of investments — February 28, 2013 (unaudited)

Security description	Face amount		Value

Marathon CLO Ltd.,
Series 2013-5A, Class A2A,
2.639%, due 02/21/25[1,5,8]		$1,000,000	$1,000,000
Mountain View Funding CLO,
Series 2007-3A, Class A2,
0.644%, due 04/16/21[1,5]		2,500,000	2,350,000

			7,882,550

Netherlands — 2.17%
Boyne Valley CLO BV,
Series 1X, Class F,
2.851%, due 02/12/22[2]	EUR	1,700,000	732,413
Cadogan Square CLO BV,
Series 2X, Class M,
6.372%, due 08/12/22[2,5]		2,000,000	1,018,329
Jubilee CDO BV,
Series III X, Class A2,
1.304%, due 04/20/17[2,5]		700,000	907,463
Series III X, Class B,
2.104%, due 04/20/17[2,5]		1,500,000	1,858,016

			4,516,221

Total collateralized debt obligations (cost $9,188,694)			12,398,771

Commercial mortgage-backed securities — 8.53%
United States — 8.53%
Banc of America Commercial Mortgage, Inc.,
Series 2007-2, Class AM,
5.644%, due 04/10/49[5]		$2,950,000	3,327,219
Series 2007-4, Class AM,
5.812%, due 02/10/51[5]		3,963,000	4,516,282
Citigroup Commercial Mortgage Trust,
Series 2007-C6, Class AM,
5.698%, due 12/10/49[5]		4,950,000	5,583,541
JP Morgan Chase Commercial Mortgage Securities Corp.,
Series 2007-CB18, Class AM,
5.466%, due 06/12/47		400,000	446,686
Series 2007-LD11, Class A4,
5.820%, due 06/15/49[5]		400,000	459,586
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2013-C7, Class B,
3.769%, due 02/15/46		350,000	369,840
Morgan Stanley Re-REMIC Trust,
Series 2009-GG10, Class A4B,
5.791%, due 08/12/45[1,5]		2,725,000	3,064,358

Total commercial mortgage-backed securities (cost $12,561,386)			17,767,512

Mortgage & agency debt securities — 10.04%
United States — 10.04%
Credit Suisse Mortgage Capital Certificates
Series 2006-4, Class CB1,
1.236%, due 05/25/36[5]		52,862	42
Federal Home Loan Mortgage Corp.,
3.000%, due 05/15/27[9]		5,864,064	710,551
Federal Home Loan Mortgage Corp. Gold Pools,
3.000%, TBA[9]		2,250,000	2,317,500

Strategic Global Income Fund, Inc.

Portfolio of investments — February 28, 2013 (unaudited)

Security description	Face amount		Value

Government National Mortgage Association, IO,
Series 2012-26, Class GI,
3.500%, due 02/20/27		$5,500,692	$625,429
Series 2012-16, Class AI,
3.500%, due 10/20/38		4,745,738	549,556
Government National Mortgage Association Pools,
G2 MA0022, 3.500%, due 04/20/42		9,686,386	10,393,946
G2 MA0089, 4.000%, due 05/20/42		1,959,558	2,114,724
JPMorgan Alternative Loan Trust,
Series 2006-A5, Class 2A6,
5.800%, due 10/25/36[5]		6,034,317	2,983,023
Structured Adjustable Rate Mortgage Loan Trust,
Series 2006-8, Class 4A3,
5.331%, due 09/25/36[5]		1,496,649	1,228,998

Total mortgage & agency debt securities (cost $23,957,830)			20,923,769

Municipal bonds — 2.24%
State of California, General Obligation Bonds,
7.300%, due 10/01/39		300,000	420,009
7.550%, due 04/01/39		1,625,000	2,358,590
State of Illinois, General Obligation Bonds,
5.877%, due 03/01/19		1,650,000	1,896,213

Total municipal bonds (cost $4,327,969)			4,674,812

US government obligations — 7.11%
US Treasury Bonds,
2.750%, due 11/15/42		1,000,000	930,781
US Treasury Inflation Indexed Notes (TIPS),
0.125%, due 01/15/22		2,028,860	2,206,227
US Treasury Notes,
0.625%, due 05/31/17		2,265,000	2,266,769
1.625%, due 11/15/22[10]		5,065,000	4,959,744
US Treasury STRIP Principal Bonds,
2.960%, due 11/15/40		11,000,000	4,443,065

Total US government obligations (cost $15,313,184)			14,806,586

Non-US government obligations — 27.61%
Argentina — 3.99%
Republic of Argentina,
6.266%, due 12/15/35[11]		3,200,825	128,905
6.266%, due 12/15/35[5]		11,700,000	465,338
7.000%, due 09/12/13		6,620,000	6,460,752
7.000%, due 10/03/15		1,410,000	1,154,124
7.000%, due 04/17/17		100,000	75,625
8.280%, due 12/31/33		46,465	24,162
Series 1, 8.750%, due 06/02/17		9,432	6,508

			8,315,414

Australia — 1.35%
Queensland Treasury Corp.,
6.000%, due 02/21/18	AUD	2,500,000	2,821,993

Strategic Global Income Fund, Inc.

Portfolio of investments — February 28, 2013 (unaudited)

Security description	Face amount		Value
Austria — 0.63%
Republic of Austria,
3.400%, due 11/22/22[2]	EUR	885,000	$1,316,742

Belarus — 1.11%
Republic of Belarus,
8.750%, due 08/03/15[2]		$2,225,000	2,305,656

Belgium — 0.73%
Kingdom of Belgium,
4.000%, due 03/28/22	EUR	1,010,000	1,527,077

Brazil — 2.09%
Letras do Tesouro Nacional,
7.350%, due 04/01/14[3]	BRL	990,000	460,373
Notas do Tesouro Nacional,
Series B, 6.000%, due 05/15/45[12]		5,707,002	3,883,366

			4,343,739

Chile — 2.10%
Bonos de la Tesoreria de la Republica,
3.000%, due 07/01/17[12]	CLP	2,032,769,790	4,371,307

China — 0.26%
China Government Bond,
2.480%, due 12/01/20	CNY	3,500,000	547,956

France — 1.00%
Government of France,
3.500%, due 04/25/26	EUR	510,000	730,681
3.750%, due 04/25/21		590,000	885,584
4.500%, due 04/25/41		285,000	463,053

			2,079,318

Germany — 4.21%
Bundesrepublik Deutschland,
1.500%, due 04/15/16[12]		817,991	1,150,479
1.500%, due 09/04/22		2,740,000	3,617,987
2.500%, due 01/04/21		1,700,000	2,463,750
Kreditanstalt fuer Wiederaufbau,
5.050%, due 02/04/25	CAD	1,350,000	1,536,415

			8,768,631

Mexico — 1.66%
Mexico Cetes,
4.462%, due 01/09/14	MXN	132,000,000	997,300
Mexican Udibonos,
4.000%, due 11/15/40[12]		24,211,645	2,467,351

			3,464,651

Norway — 0.75%
Government of Norway,
4.500%, due 05/22/19	NOK	7,825,000	1,566,227

Poland — 0.45%
Republic of Poland,
5.750%, due 04/25/14	PLN	2,900,000	936,211

South Africa — 2.07%
Republic of South Africa,
5.500%, due 12/07/23[12]	ZAR	26,725,926	4,318,711

Sweden — 2.31%
Government of Sweden,
5.000%, due 12/01/20	SEK	16,395,000	3,123,654
Kommuninvest I Sverige AB,
4.000%, due 08/12/17		10,000,000	1,683,278

			4,806,932

United Kingdom — 1.31%
UK Gilts,
3.750%, due 07/22/52	GBP	85,000	138,293
4.250%, due 12/07/27		600,000	1,096,618

Strategic Global Income Fund, Inc.

Portfolio of investments — February 28, 2013 (unaudited)

Security description	Face amount		Value
UK Gilts
4.750%, due 03/07/20	GBP	810,000	$1,503,892

			2,738,803

Venezuela — 1.59%
Republic of Venezuela,
8.250%, due 10/13/24[2]		$3,500,000	3,307,500

Total Non-US government obligations (cost $56,168,470)			57,536,868

Structured notes — 4.40%
Ghana — 0.85%
Standard Chartered Bank,
23.000%, due 08/21/17[1] (linked to Republic of Ghana, 23.000%, due 08/21/17)		$2,800,000	1,778,992

India — 2.31%
Standard Chartered Bank,
8.130%, due 09/23/22[1] (linked to Indian Government Bonds, 8.130%, due 09/23/22)		4,828,773	4,812,022

Nigeria — 1.24%
HSBC Bank PLC,
14.644%, due 08/12/13[1,3] (linked to Nigeria Treasury Bill, 14.644%, due 08/08/13)	NGN	141,000,000	$851,431
HSBC Bank PLC,
15.641%, due 03/30/13[1],[3] (linked to Nigeria Treasury Bill, 15.641%, due 03/28/13)		$1,740,507	1,720,317

			2,571,748

Total structured notes (cost $9,148,601)			9,162,762

Supranational bonds — 1.54%
EUROFIMA,
6.250%, due 12/28/18	AUD	1,405,000	1,574,752
European Investment Bank,
6.500%, due 08/07/19		1,425,000	1,633,956

Total supranational bonds (cost $3,262,963)			3,208,708

Total bonds (cost $193,329,302)			203,491,576

	Shares
Common stock — 0.01%
United States — 0.01%
Washington Mutual Funding Tranche III*,4,8		1,000	10
WMI Holdings Corp.*		19,801	15,445

Total common stocks (cost $10,890)			15,455

Short-term investment — 2.23%
Investment company — 2.23%
UBS Cash Management Prime Relationship Fund[13] (cost $4,649,669)		4,649,669	4,649,669

	Number of contracts
Options Purchased* — 1.91%
Call Options — 0.07%
15 Year US Treasury Bonds, strike @ USD 142.00, expires March 2013		48	111,750

Strategic Global Income Fund, Inc.

Portfolio of investments — February 28, 2013 (unaudited)

Security description	Number of contracts		Value

2 Year US Treasury Notes, strike @ USD 110.25, expires May 2013		256	$32,000

			143,750

Put Options — 0.27%
15 Year US Treasury Bonds, strike @ USD 142.00, expires March 2013		48	26,250
15 Year US Treasury Bonds, strike @ USD 144.00, expires March 2013		411	539,438

			565,688

	Face amount covered by contracts
Call Options — 0.01%
Foreign Exchange Option, Buy EUR/BRL, strike @ BRL 2.5960, expires March 2013	EUR	340,000	351
Foreign Exchange Option, Buy EUR/SGD, strike @ SGD 1.6250, expires March 2013		470,000	551
Foreign Exchange Option, Buy EUR/SGD, strike @ SGD 1.6700, expires March 2013		310,000	216
Foreign Exchange Option, Buy EUR/SGD, strike @ SGD 1.6800, expires March 2013		450,000	215
Foreign Exchange Option, Buy GBP/SGD, strike @ SGD 1.8700, expires March 2013	GBP	330,000	2,685
Foreign Exchange Option, Buy GBP/SGD, strike @ SGD 1.8800, expires March 2013		330,000	791
Foreign Exchange Option, Buy GBP/SGD, strike @ SGD 1.9400, expires March 2013		330,000	250
Foreign Exchange Option, Buy GBP/SGD, strike @ SGD 1.9200, expires April 2013		330,000	1,987
Foreign Exchange Option, Buy GBP/SGD, strike @ SGD 1.9400, expires April 2013		170,000	651
Foreign Exchange Option, Buy USD/RUB, strike @ RUB 31.0100, expires March 2013		$480,000	2,567
Foreign Exchange Option, Buy USD/RUB, strike @ RUB 31.0300, expires March 2013		240,000	1,307
Foreign Exchange Option, Buy USD/SAR, strike @ SAR 3.7468, expires July 2013		7,487,500	12,172
Foreign Exchange Option, Buy USD/TRY, strike @ TRY 1.7990, expires April 2013		320,000	3,121

			26,864

Strategic Global Income Fund, Inc.

Portfolio of investments — February 28, 2013 (unaudited)

Security description	Face amount covered by contracts		Value
Put Options — 0.01%
Foreign Exchange Option, Buy USD/CLP, strike @ CLP 467.0000, expires March 2013		$450,000	$477
Foreign Exchange Option, Buy USD/CLP, strike @ CLP 470.0000, expires March 2013		560,000	1,217
Foreign Exchange Option, Buy USD/CLP, strike @ CLP 469.4300, expires March 2013		190,000	542
Foreign Exchange Option, Buy USD/MXN, strike @ MXN 12.7800, expires March 2013		850,000	1,701
Foreign Exchange Option, Buy USD/MXN, strike @ MXN 12.6200, expires March 2013		610,000	344
Foreign Exchange Option, Buy USD/MXN, strike @ MXN 12.5100, expires March 2013		200,000	370
Foreign Exchange Option, Buy USD/MYR, strike @ MYR 2.9700, expires March 2013		430,000	1
Foreign Exchange Option, Buy USD/RUB, strike @ RUB 29.9500, expires March 2013		610,000	231
Foreign Exchange Option, Buy USD/RUB, strike @ RUB 29.6900, expires March 2013		480,000	263
Foreign Exchange Option, Buy USD/RUB, strike @ RUB 29.7200, expires March 2013		240,000	149
Foreign Exchange Option, Buy USD/RUB, strike @ RUB 30.4000, expires May 2013		430,000	3,380
Foreign Exchange Option, Buy USD/SAR, strike @ SAR 3.7468, expires July 2013		7,487,500	4,525
Foreign Exchange Option, Buy USD/TRY, strike @ TRY 1.7355, expires April 2013		320,000	27
Foreign Exchange Option, Buy USD/ZAR, strike @ ZAR 8.4000, expires August 2013		890,000	5,064

			18,291

	Notional Amount
Options purchased on interest rate swaps[4] — 1.55%
Expiring 01/06/14. If option exercised the Fund pays semi-annually 2.765% and receives semi-annually floating 6 month GBP LIBOR. Underlying interest rate swap terminating 01/06/24. European style. Counterparty: DB	GBP	7,720,000	140,124
Expiring 01/06/14. If option exercised the Fund pays semi-annually floating 6 month GBP LIBOR and receives semi-annually 2.765%. Underlying interest rate swap terminating 01/06/24. European style. Counterparty: DB		7,720,000	620,603

Strategic Global Income Fund, Inc.

Portfolio of investments — February 28, 2013 (unaudited)

Security description	Notional Amount		Value
Expiring 06/14/13. If option exercised the Fund pays quarterly floating 3 month USD LIBOR and receives semi-annually 3.410%. Underlying interest rate swap terminating 06/18/18. European style. Counterparty: DB		$8,560,000	$992,734
Expiring 06/14/21. If option exercised the Fund pays quarterly floating 3 month USD LIBOR and receives semi-annually 5.080%. Underlying interest rate swap terminating 6/16/26. European style. Counterparty: DB		4,210,000	309,386
Expiring 11/02/15. If option exercised the Fund pays semi-annually 6.000% and receives quarterly floating 3 month USD LIBOR. Underlying interest rate swap terminating 11/04/25. European style. Counterparty: DB		14,000,000	48,693
Expiring 12/08/14. If option exercised the Fund pays quarterly floating 3 month EURIBOR and receives annually 2.325%. Underlying interest rate swap terminating 12/10/15. European style. Counterparty: BB	EUR	48,000,000	1,090,752
Expiring 12/24/13. If option exercised the Fund pays semi-annually 2.140% and receives semi-annually floating 6 month JPY LIBOR. Underlying interest rate swap terminating 12/30/33. European style. Counterparty: JPMCB	JPY	350,000,000	33,570

			3,235,862

Total options purchased (cost $3,238,031)			3,990,455

Total investments[14] — 101.80% (cost $201,227,892)			212,147,155
Liabilities, in excess of cash and other assets — (1.80%)			(3,752,014)

Net assets — 100.00%			$208,395,141

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$19,474,143
Gross unrealized depreciation	(8,554,880)

Net unrealized appreciation of investments	$10,919,263

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the end of this report.

Strategic Global Income Fund, Inc.

Portfolio of investments — February 28, 2013 (unaudited)

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
BB	CHF	3,821,745	USD	4,215,000	04/30/13	$134,875
BB	EUR	3,145,000	SEK	26,698,591	04/30/13	15,018
BB	EUR	80,000	USD	108,694	04/04/13	4,226
BB	GBP	82,322	SGD	158,000	04/19/13	2,730
BB	IDR	9,991,930,000	USD	1,020,626	03/14/13	(12,130)
BB	MXN	1,584,000	USD	124,007	04/04/13	315
BB	NOK	23,238,449	GBP	2,680,000	04/30/13	25,571
BB	NOK	69,640,000	SEK	79,532,593	04/30/13	177,960
BB	NZD	2,530,000	CAD	2,112,730	04/30/13	(37,267)
BB	SEK	26,953,825	USD	4,215,000	04/30/13	52,797
BB	SGD	124,000	GBP	66,242	04/19/13	338
BB	SGD	31,000	GBP	16,240	04/19/13	(401)
BB	SGD	57,000	USD	46,580	07/08/13	551
BB	TRY	614,000	USD	338,292	04/04/13	(1,690)
BB	USD	5,643,381	CNY	35,384,000	03/14/13	39,371
BB	USD	336,037	EUR	249,000	04/04/13	(10,881)
BB	USD	431,992	HUF	93,128,000	04/02/13	(22,028)
BB	USD	591,125	INR	32,870,000	03/14/13	11,723
BB	USD	1,101,291	KRW	1,202,058,600	03/14/13	8,097
BB	USD	925,064	MXN	11,683,000	03/14/13	(10,784)
BB	USD	279,977	MXN	3,544,000	04/04/13	(3,232)
BB	USD	207,978	MXN	2,654,000	04/08/13	(812)
BB	USD	143,972	MXN	1,851,000	04/08/13	513
BB	USD	49,199	MYR	152,000	03/18/13	(65)
BB	USD	38,412	MYR	120,000	04/30/13	261
BB	USD	32,011	RUB	972,000	03/29/13	(418)
BB	USD	80,007	RUB	2,427,000	04/04/13	(1,195)
BB	USD	46,329	SGD	57,000	07/08/13	(300)
BB	USD	773,382	TRY	1,400,130	03/14/13	3,984
BB	USD	233,664	TRY	416,000	04/04/13	(3,318)
BB	USD	1,552,721	TWD	45,650,000	03/14/13	(13,812)
CSI	BRL	4,052,850	USD	1,875,972	03/14/13	(169,224)
CSI	BRL	453,000	USD	228,903	04/08/13	1,050
CSI	CHF	7,960,000	USD	8,588,748	04/30/13	90,589
CSI	CLP	2,083,610,000	USD	4,337,059	03/14/13	(61,356)
CSI	CNY	22,720,000	USD	3,613,806	03/14/13	(35,078)
CSI	EUR	169,000	USD	221,278	04/04/13	590
CSI	HUF	93,128,000	USD	422,081	04/02/13	12,116
CSI	MYR	686,000	USD	220,154	03/18/13	(1,594)
CSI	MYR	120,000	USD	38,635	04/30/13	(39)
CSI	SEK	114,640,000	USD	17,577,495	04/30/13	(125,188)
CSI	USD	226,795	BRL	453,000	04/08/13	1,059
CSI	USD	1,035,913	KRW	1,123,033,300	03/14/13	541
CSI	USD	32,037	MXN	412,000	04/08/13	123
CSI	USD	19,686,488	NOK	110,240,000	04/30/13	(526,755)
CSI	USD	159,987	RUB	4,870,000	04/04/13	(1,844)
CSI	USD	48,001	RUB	1,480,000	04/04/13	59
CSI	USD	322,145	TRY	580,000	04/04/13	(990)
CSI	USD	209,593	TRY	380,000	04/04/13	820
DB	BRL	934,000	EUR	347,014	03/18/13	(17,984)
DB	BRL	1,230,000	USD	597,145	03/14/13	(23,552)
DB	BRL	394,000	USD	191,933	04/04/13	(6,338)
DB	EUR	346,388	BRL	926,000	03/18/13	14,767
DB	GBP	82,715	SGD	155,000	03/05/13	(321)
DB	GBP	82,451	SGD	155,000	03/05/13	80
DB	INR	45,620,000	USD	826,479	03/14/13	(10,209)
DB	MXN	29,330,000	USD	2,238,419	03/14/13	(56,869)

Strategic Global Income Fund, Inc.

Portfolio of investments — February 28, 2013 (unaudited)

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
DB	MXN	4,917,000	USD	386,940	04/08/13	$3,129
DB	SGD	62,000	GBP	33,057	03/05/13	84
DB	TRY	410,000	USD	226,020	04/04/13	(1,004)
DB	UAH	1,611,000	USD	162,974	02/03/14	(19,376)
DB	USD	4,031	BRL	8,000	03/18/13	4
DB	USD	159,688	BRL	328,000	04/04/13	5,370
DB	USD	728,412	INR	40,110,000	03/14/13	7,221
DB	USD	123,999	MXN	1,595,000	04/04/13	552
GSI	EUR	3,100,000	USD	4,183,404	04/30/13	134,407
GSI	GBP	99,178	SGD	186,000	03/05/13	(264)
GSI	KRW	1,031,558,400	USD	956,475	03/14/13	4,444
GSI	RUB	165,000	USD	5,240	03/14/13	(135)
GSI	RUB	972,000	USD	32,090	03/29/13	497
GSI	UAH	1,611,000	USD	162,892	02/03/14	(19,458)
GSI	USD	31,992	BRL	66,000	04/04/13	1,221
GSI	USD	4,180,176	EUR	3,100,000	04/30/13	(131,180)
GSI	USD	974,363	KRW	1,031,558,400	03/14/13	(22,332)
GSI	USD	171,800	MYR	534,000	03/18/13	814
GSI	USD	5,229	RUB	165,000	03/14/13	146
GSI	ZAR	27,198,860	USD	3,038,979	03/14/13	25,809
HSBC	CAD	2,116,962	NZD	2,500,000	04/30/13	8,464
HSBC	CHF	7,754,147	EUR	6,280,000	04/30/13	(75,904)
HSBC	EUR	780,000	USD	1,059,921	04/30/13	41,141
HSBC	NOK	23,498,045	CHF	3,855,000	04/30/13	31,664
HSBC	USD	4,250,269	AUD	4,100,000	04/30/13	(81,246)
JPMCB	AUD	1,457,030	EUR	1,125,000	04/30/13	(12,165)
JPMCB	AUD	4,055,000	USD	4,160,921	04/30/13	37,655
JPMCB	EUR	3,130,000	USD	4,094,053	04/30/13	5,872
JPMCB	GBP	1,720,000	USD	2,723,677	04/30/13	115,170
JPMCB	JPY	392,375,548	EUR	3,130,000	04/30/13	(146,737)
JPMCB	NZD	5,210,000	USD	4,359,462	04/30/13	69,205
JPMCB	RON	1,750,000	USD	523,874	03/14/13	293
JPMCB	USD	1,082,946	DKK	6,050,000	04/30/13	(22,873)
JPMCB	USD	15,173,896	JPY	1,344,700,000	04/30/13	(660,520)
MSCI	SEK	27,115,531	GBP	2,765,000	04/30/13	6,153
RBS	AUD	7,675,000	USD	8,053,124	04/30/13	248,916
RBS	USD	15,578,267	CAD	15,485,000	04/30/13	(581,610)
SSB	USD	15,358,883	EUR	11,500,000	04/30/13	(338,411)

Net unrealized depreciation on forward foreign currency contracts						$(1,920,534)

Futures contracts

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)

US Treasury futures buy contracts:
US Long Bond, 168 contracts (USD)	June 2013	$24,188,549	$24,155,250	$(33,299)
US Ultra Bond Futures, 51 contracts (USD)	June 2013	8,088,236	8,058,000	(30,236)
US Treasury futures sell contracts:
10 Year US Treasury Notes, 93 contracts (USD)	June 2013	(12,240,440)	(12,233,859)	6,581
Interest rate futures buy contracts:
Long Gilt, 72 contracts (GBP)	June 2013	12,763,314	12,745,768	(17,546)
Interest rate futures sell contracts:
Euro-Bund, 80 contracts (EUR)	June 2013	(14,942,698)	(14,951,159)	(8,461)

Net unrealized depreciation on futures contracts				$(82,961)

Strategic Global Income Fund, Inc.

Portfolio of investments — February 28, 2013 (unaudited)

Options written

Call options	Expiration date	Premiums received	Value
Foreign Exchange Option, Sell EUR/SGD, EUR 310,000 face amount covered by contracts, strike @ SGD 1.7000	March 2013	$615	$(61)
Foreign Exchange Option, Sell EUR/SGD, EUR 450,000 face amount covered by contracts, strike @ SGD 1.7100	March 2013	775	(51)
Foreign Exchange Option, Sell USD/BRL, USD 320,000 face amount covered by contracts, strike @ BRL 2.0600	May 2013	2,879	(1,859)
Foreign Exchange Option, Sell USD/BRL, USD 425,000 face amount covered by contracts, strike @ BRL 2.0900	February 2014	16,534	(15,690)
Foreign Exchange Option, Sell USD/BRL, USD 340,000 face amount covered by contracts, strike @ BRL 2.0800	February 2014	12,888	(13,825)
Foreign Exchange Option, Sell USD/CLP, USD 240,000 face amount covered by contracts, strike @ CLP 474.0000	March 2013	1,272	(1,101)
Foreign Exchange Option, Sell USD/CLP, USD 190,000 face amount covered by contracts, strike @ CLP 481.9200	March 2013	547	(554)
Foreign Exchange Option, Sell USD/CLP, USD 260,000 face amount covered by contracts, strike @ CLP 473.5000	April 2013	1,920	(1,920)
Foreign Exchange Option, Sell USD/CLP, USD 320,000 face amount covered by contracts, strike @ CLP 473.0000	April 2013	2,456	(2,456)
Foreign Exchange Option, Sell USD/MXN, USD 460,000 face amount covered by contracts, strike @ MXN 13.0000	March 2013	2,863	(2,228)
Foreign Exchange Option, Sell USD/MXN, USD 200,000 face amount covered by contracts, strike @ USD 12.9525	March 2013	815	(1,148)
Foreign Exchange Option, Sell USD/MXN, USD 240,000 face amount covered by contracts, strike @ MXN 13.2000	May 2013	2,299	(2,299)
Put options
Foreign Exchange Option, Sell USD/CLP, USD 260,000 face amount covered by contracts, strike @ CLP 473.5000	April 2013	1,920	(1,920)
Foreign Exchange Option, Sell USD/CLP, USD 320,000 face amount covered by contracts, strike @ CLP 473.0000	April 2013	2,456	(2,456)
Foreign Exchange Option, Sell USD/MXN, USD 610,000 face amount covered by contracts, strike @ MXN 12.5000	March 2013	659	(43)
Foreign Exchange Option, Sell USD/MXN, USD 460,000 face amount covered by contracts, strike @ MXN 12.5000	March 2013	1,159	(794)
Foreign Exchange Option, Sell USD/MXN, USD 240,000 face amount covered by contracts, strike @ MXN 12.5000	May 2013	1,841	(1,841)
Foreign Exchange Option, Sell USD/RUB, USD 610,000 face amount covered by contracts, strike @ RUB 29.6500	March 2013	1,019	(44)
Foreign Exchange Option, Sell USD/RUB, USD 430,000 face amount covered by contracts, strike @ RUB 29.7500	May 2013	1,217	(1,217)
Foreign Exchange Option, Sell USD/ZAR, USD 1,010,000 face amount covered by contracts, strike @ ZAR 8.0000	August 2013	3,009	(1,872)

Strategic Global Income Fund, Inc.

Portfolio of investments — February 28, 2013 (unaudited)

	Expiration date	Premiums received	Value
Options written on interest rate swaps[4]
If option exercised the Fund receives annually 3.325% and pays quarterly floating 3 month EURIBOR. Underlying interest rate swap terminating 12/10/15. European style. Counterparty: BB, Notional Amount EUR 48,000,000	December 2014	$233,238	$(19,433)
If option exercised the Fund receives quarterly floating 3 month EURIBOR and pays annually 1.825%. Underlying interest rate swap terminating 12/10/15. European style. Counterparty: BB, Notional Amount EUR 48,000,000	December 2014	270,235	(794,184)
If option exercised the Fund receives quarterly floating 3 month USD LIBOR and pays semi-annually 4.700%. Underlying interest rate swap terminating 06/16/21. European style. Counterparty: DB, Notional Amount USD 10,600,000	June 2016	417,885	(1,179,469)
If option exercised the Fund receives semi-annually 1.620% and pays semi-annually floating 6 month GBP LIBOR. Underlying interest rate swap terminating 01/06/16. European style. Counterparty: BB, Notional Amount GBP 35,000,000	January 2014	461,170	(38,089)
If option exercised the Fund receives semi-annually 7.250% and pays quarterly floating 3 month USD LIBOR. Underlying interest rate swap terminating 11/04/25. European style. Counterparty: DB, Notional Amount USD 14,000,000	November 2015	257,600	(16,089)
If option exercised the Fund receives semi-annually 8.760% and pays quarterly floating 3 month USD LIBOR. Underlying interest rate swap terminating 11/04/25. European style. Counterparty: DB, Notional Amount USD 14,000,000	November 2015	166,600	(4,348)
If option exercised the Fund receives semi-annually floating 6 month GBP LIBOR and pays semi-annually 1.620%. Underlying interest rate swap terminating 01/06/16. European style. Counterparty: BB, Notional Amount GBP 35,000,000	January 2014	461,170	(966,032)
If option exercised the Fund receives semi-annually floating 6 month JPY LIBOR and pays semi-annually 1.600%. Underlying interest rate swap terminating 12/30/33. European style. Counterparty: MSC, Notional Amount JPY 350,000,000	December 2013	129,978	(83,513)
Options written on credit default swaps on credit indices[4]
If option exercised payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the CDX.NA.HY Series 19 Index and Fund pays quarterly fixed rate of 5.000%. Underlying credit default swap terminating 3/20/13. European style. Counterparty: JPMCB, Notional Amount USD 22,250,000	March 2013	89,000	(20,620)
If option exercised payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the CDX.NA.HY Series 19 Index and Fund pays quarterly fixed rate of 5.000%. Underlying credit default swap terminating 3/20/13. European style. Counterparty: JPMCB, Notional Amount USD 22,250,000	March 2013	166,875	(4,972)

Total options written		$2,712,894	$(3,180,128)

Strategic Global Income Fund, Inc.

Portfolio of investments — February 28, 2013 (unaudited)

Written options activity for the period ended February 28, 2013 was as follows:

	Number of contracts	Premiums received
Options outstanding at November 30, 2012	200	$89,300
Options written	-	-
Options terminated in closing purchase transactions	(200)	(89,300)
Options expired prior to exercise	-	-

Options outstanding at February 28, 2013	-	$-

Swaptions and foreign exchange written options activity for the period ended February 28, 2013 was as follows:

Premiums received
Swaptions & foreign exchange options outstanding at November 30, 2012	$2,423,732
Swaptions & foreign exchange options written	464,912
Swaptions & foreign exchange options terminated in closing purchase transactions	(174,980)
Swaptions & foreign exchange options expired prior to exercise	(770)

Swaptions & foreign exchange options outstanding at February 28, 2013	$2,712,894

Strategic Global Income Fund, Inc.

Portfolio of investments — February 28, 2013 (unaudited)

Currency swap agreements4

Counterparty	Pay contracts		Receive contracts		Termination date	Pay rate[15]	Receive rate[15]	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)
BB	AUD	22,328,244	USD	23,400,000	12/24/13	3 month BBSW	3 month USD LIBOR	$-	$414,785	$414,785
BB	INR	249,400,000	USD	4,831,453	12/05/16	4.500%	6 month USD LIBOR	-	415,574	415,574
BB	USD	23,400,000	AUD	22,328,244	12/24/22	3 month USD LIBOR	3 month BBSW	-	(434,406)	(434,406)
MLI	CAD	21,865,500	USD	22,419,256	03/16/40	3 month BA	3 month USD LIBOR	(1,162,605)	1,340,778	178,173
MLI	USD	22,419,256	CAD	21,865,500	03/16/20	3 month USD LIBOR	3 month BA	1,162,605	(1,000,564)	162,041

								$-	$736,167	$736,167

Strategic Global Income Fund, Inc.

Portfolio of investments — February 28, 2013 (unaudited)

Interest rate swap agreements

Counterparty	Notional amount		Termination date	Payments made by the Fund[15]	Payments received by the Fund[15]	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)
BB	USD	1,530,000	06/16/26	3.624%	3 month LIBOR (USD BBA)	$-	$8,860	$8,860
CITI	KRW	4,800,000,000	08/26/16	3.410	3 month CD KSDA	-	(88,974)	(88,974)
CITI	USD	42,400,000	11/24/18	1 month LIBOR (USD BBA)	3 month LIBOR (USD BBA)	-	167,646	167,646
CSI	CAD	36,375,000	02/11/14	2.775	3 month BA	-	(537,058)	(537,058)
CSI	CAD	32,620,000	02/11/17	3 month BA	3.500	(293,326)	2,450,283	2,156,957
CSI	CAD	9,200,000	02/11/22	4.145	3 month BA	-	(1,454,233)	(1,454,233)
GSI	TWD	140,000,000	08/26/16	1.280	3 month TWCPBA	-	(30,436)	(30,436)
JPMCB	CAD	36,375,000	02/11/14	3 month BA	2.775	-	537,058	537,058
JPMCB	CAD	32,620,000	02/11/17	3.500	3 month BA	-	(2,450,283)	(2,450,283)
JPMCB	CAD	9,200,000	02/11/22	3 month BA	4.145	-	1,454,233	1,454,233
JPMCB	EUR	8,200,000	05/04/22	6 month EURIBOR	2.130	-	621,432	621,432
JPMCB	EUR	3,650,000	05/04/42	2.460	6 month EURIBOR	-	(150,164)	(150,164)
JPMCB	USD	84,700,000	11/24/13	3 month LIBOR (USD BBA)	1 month LIBOR (USD BBA)	-	14,901	14,901
JPMCB	USD	105,000,000	02/12/16	8.250	3 month LIBOR (USD BBA)	-	(117,051)	(117,051)
JPMCB	USD	42,300,000	11/24/18	1 month LIBOR (USD BBA)	3 month LIBOR (USD BBA)	-	155,163	155,163
JPMCB	USD	105,000,000	07/03/42	1 month LIBOR (USD BBA)	3 month LIBOR (USD BBA)	-	146,279	146,279
MLI	CAD	105,000,000	02/08/16	3 month BA	1.785	-	163,111	163,111
MLI	CAD	22,140,000	04/08/17	3 month BA	1.978	-	436,335	436,335
MLI	CAD	7,480,000	02/04/21	3.725	3 month BA	194,693	(907,816)	(713,123)
MLI	CAD	7,410,000	02/04/31	3 month BA	4.310	-	1,539,518	1,539,518
MLI	CAD	2,620,000	02/04/41	4.208	3 month BA	-	(683,158)	(683,158)
MLI	JPY	4,364,000,000	04/26/13	6 month LIBOR (JPY BBA)	0.451	-	33,128	33,128
MLI	JPY	3,505,000,000	04/26/16	0.706	6 month LIBOR (JPY BBA)	-	(616,844)	(616,844)
MLI	JPY	911,000,000	04/26/21	6 month LIBOR (JPY BBA)	1.334	-	654,882	654,882
MLI	USD	4,180,000	06/18/18	2.090	3 month LIBOR (USD BBA)	-	(214,484)	(214,484)
MLI	USD	3,770,000	06/16/21	3 month LIBOR (USD BBA)	3.171	-	124,676	124,676
MSCI	CAD	21,160,000	04/08/17	3.600	3 month BA	-	(1,873,386)	(1,873,386)

						$(98,633)	$(616,382)	$(715,015)

Strategic Global Income Fund, Inc.

Portfolio of investments — February 28, 2013 (unaudited)

Credit default swaps on credit indices — buy protection16

Counterparty	Referenced Index[17]	Notional amount		Termination date	Payments made by the Fund[15]	Upfront payments received	Value	Unrealized depreciation
JPMCB	CDX.NA.IG.Series 19 Index	USD	10,550,000	12/20/17	1.000%	$10,522	$(87,498)	$(76,976)

Strategic Global Income Fund, Inc.

Portfolio of investments — February 28, 2013 (unaudited)

Credit default swaps on corporate and sovereign issues — buy protection16

Counterparty	Referenced obligation[17]	Notional amount		Termination date	Payments made by the Fund[15]	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)
BB	Aetna, Inc. Bond, 6.625%, due 06/15/36	USD	3,000,000	09/20/17	1.000%	$40,342	$(82,194)	$(41,852)
CITI	Weyerhaeuser Co. Bond, 7.125%, due 07/15/23	USD	3,000,000	09/20/17	1.000	(96,189)	(12,022)	(108,211)
JPMCB	BorgWarner, Inc. Bond, 8.000%, due 10/01/19	USD	3,000,000	09/20/17	1.000	(71,807)	(17,440)	(89,247)
JPMCB	Government of Japan Bond, 2.000%, due 03/21/22	USD	4,000,000	12/20/17	1.000	20,131	(69,645)	(49,514)
MLI	XLIT Ltd. Bond, 6.250%, due 05/15/27	USD	3,000,000	09/20/17	1.000	(32,170)	(39,942)	(72,112)
MLI	Nucor Corp. Bond, 5.750%, due 12/01/17	USD	3,025,000	03/20/18	1.000	40,282	(33,286)	6,996
MLI	Allstate Corp. Bond, 6.750%, due 05/15/18	USD	3,025,000	03/20/18	1.000	58,482	(68,916)	(10,434)
MSCI	Deutsche Bank AG Bond, 5.125%, due 08/31/17	EUR	1,750,000	06/20/17	1.000	(94,483)	(9,573)	(104,056)

						$(135,412)	$(333,018)	$(468,430)

Strategic Global Income Fund, Inc.

Portfolio of investments — February 28, 2013 (unaudited)

Credit default swaps on credit indices — sell protection18

Counterparty	Referenced Index[17]	Notional amount		Termination date	Payments received by the Fund[15]	Upfront payments received	Value	Unrealized appreciation	Credit spread[19]
CITI	MCDX.NA. Series 19 Index	USD	10,550,000	12/20/17	1.000%	$310,276	$(63,661)	$246,615	1.187%
MLI	CDX.NA.HY. Series 15 Index	USD	4,000,000	12/20/15	5.000	295,000	317,076	612,076	2.505

						$605,276	$253,415	$858,691

Strategic Global Income Fund, Inc.

Portfolio of investments — February 28, 2013 (unaudited)

Credit default swaps on corporate and sovereign issues — sell protection18

Counterparty	Referenced obligation[17]	Notional amount		Termination date	Payments received by the Fund[15]	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)	Credit spread[19]
BB	UnitedHealth Group, Inc. Bond, 6.000%, due 02/15/18	USD	3,000,000	09/20/17	1.000%	$11,776	$65,708	$77,484	0.557%
CITI	Georgia-Pacific LLC Bond, 7.750%, due 11/15/29	USD	3,000,000	09/20/17	1.000	75,129	13,445	88,574	0.944
JPMCB	Johnson Controls, Inc. Bond, 7.125%, due 07/15/17	USD	3,000,000	09/20/17	1.000	120,295	(17,367)	102,928	1.175
JPMCB	Republic of China Bond, 4.250%, due 10/28/14	USD	4,000,000	12/20/17	1.000	(16,042)	81,429	65,387	0.611
MLI	JPMorgan Chase & Co. Bond, 4.750%, due 03/01/15	USD	3,000,000	09/20/17	1.000	45,158	40,329	85,487	0.744
MLI	Barrick Gold Corp. Bond, 5.800%, due 11/15/34	USD	3,025,000	03/20/18	1.000	59,443	(57,030)	2,413	1.430
MLI	Hartford Financial Services Group, Inc. Bond, 6.000%, due 01/15/19	USD	3,025,000	03/20/18	1.000	33,599	(7,575)	26,024	1.092

						$329,358	$118,939	$448,297

Strategic Global Income Fund, Inc.

Portfolio of investments — February 28, 2013 (unaudited)

Total return swap agreements4

Counterparty	Notional amount		Termination date	Payments made by the Fund[15]	Payments received by the Fund[15]		Upfront payments	Value	Unrealized depreciation
JPMCB	GBP	6,710,000	06/20/13	3 month USD LIBOR	—	[20]	$-	$(20,064)	$(20,064)

Strategic Global Income Fund, Inc.

Portfolio of investments — February 28, 2013 (unaudited)

The following is a summary of the fair valuations according to the inputs used as of February 28, 2013 in valuing the Fund’s investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total

Corporate bonds	$–	$62,050,900	$–	$62,050,900
Asset-backed securities	–	960,888	–	960,888
Collateralized debt obligations	–	5,726,279	6,672,492	12,398,771
Commercial mortgage-backed securities	–	17,767,512	–	17,767,512
Mortgage & agency debt securities	–	19,748,784	1,174,985	20,923,769
Municipal bonds	–	4,674,812	–	4,674,812
US government obligations	–	14,806,586	–	14,806,586
Non-US government obligations	–	57,536,868	–	57,536,868
Supranational bonds	–	3,208,708	–	3,208,708
Structured notes	–	9,162,762	–	9,162,762
Common stock	15,445	–	10	15,455
Short-term investment	–	4,649,669	–	4,649,669
Options purchased	709,438	3,281,017	–	3,990,455
Forward foreign currency contracts, net	–	(1,920,534)	–	(1,920,534)
Futures contracts, net	(82,961)	–	–	(82,961)
Options written	–	(3,180,128)	–	(3,180,128)
Swap agreements, net	–	51,559	–	51,559

Total	$641,922	$198,525,682	$7,847,487	$207,015,091

Level 3 rollforward disclosure

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs for the period:

	Collateralized debt obligations	Mortgage & agency debt securities	Common stock	Total

Assets
Beginning balance	$4,798,347	$608,192	$10	$5,406,549
Purchases	686,714	-	-	686,714
Issuances	-	-	-	-
Sales	-	-	-	-
Accrued discounts (premiums)	-	(42,570)	-	(42,570)
Total realized loss	-	-	-	-
Change in net unrealized appreciation/depreciation	169,102	(16,066)	-	153,036
Transfers into Level 3	1,018,329	625,429	-	1,643,758
Transfers out of Level 3	-	-	-	-

Ending balance	$6,672,492	$1,174,985	$10	$7,847,487

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at February 28, 2013 was $274,268.

Strategic Global Income Fund, Inc.

Portfolio of investments — February 28, 2013 (unaudited)

Portfolio footnotes

*	Non-income producing security.
[1]

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2013, the value of these securities amounted to $24,658,506 or 11.83% of net assets.

[2]

Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At February 28, 2013, the value of these securities amounted to $18,949,906 or 9.09% of net assets.

[3]	Rate shown reflects annualized yield at February 28, 2013 on zero coupon bond.
[4]	Security is illiquid. At February 28, 2013, the value of these securities and other illiquid derivative instruments amounted to $11,786,094 or 5.66% of net assets.
[5]	Variable or floating rate security — The interest rate shown is the current rate as of February 28, 2013 and changes periodically.
[6]	PIK - Payment-in kind security. Income may be paid in cash or additional notes, at the discretion of the issuer.
[7]	Perpetual bond security. The maturity date reflects the next call date.
[8]	Security is being fair valued by a valuation committee under the direction of the Board of Directors. At February 28, 2013, the value of these securities amounted to $1,000,010 or 0.48% of net assets.
[9]

On September 7, 2008, the Federal Housing Finance Agency placed the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

[10]	All or a portion of these securities have been designated as collateral for open swap agreements.
[11]	Security pays, when required, a floating rate that is determined annually based on the Argentina GDP.
[12]

Debt security whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the securities is fixed, while the principal value rises or falls based on changes in an index. Thus, if inflation occurs, the principal and interest payments on the securities are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the securities’ principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the securities generally pay lower interest rates than typical government securities from the issuer’s country. Only if inflation occurs will securities offer a higher real yield than a conventional government security of the same maturity.

[13]	The table below details the Fund’s investment in a fund advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 11/30/12	Purchases during the three months ended 02/28/2013	Sales during the three months ended 02/28/2013	Value 02/28/2013	Income earned from affiliate for the three months ended 02/28/2013
UBS Cash Management Prime Relationship Fund	$10,963,080	$13,757,720	$20,071,131	$4,649,669	$2,749

[14]

The Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Fund normally obtains market values for its securities and other instruments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized evaluation systems that derive values based on comparable securities or instruments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities or instruments. Securities and other instruments also may be valued based on appraisals derived from information concerning the security or instrument or similar securities or instruments received from recognized dealers in those holdings. Securities and instruments traded in the over-the-counter (“OTC”) market and listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Securities and instruments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities or instruments are traded on more than one exchange, the securities or instruments are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. (“UBS Global AM” or the “Advisor”), the investment advisor of the Fund. If a market value is not readily available from an independent pricing source for a particular security or instrument, that security or instrument is valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Directors (the “Board”). Various factors may be reviewed in order to make a good faith determination of a security’s or instrument’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold. Foreign currency exchange rates are generally determined as of the close of the New York Stock Exchange (“NYSE”). Certain securities or instruments in which the Fund invests are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m. Eastern Time, will not be reflected in the Fund’s net asset value. However, if the Fund determines that such developments are so significant that they will materially affect the value of the Fund’s securities or instruments, the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these securities or instruments as of 4:00 p.m. Eastern Time. The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Fund’s use of the practical expedient within ASC Topic 820, investments in non-registered investment companies are also valued at the daily net asset value. All investments quoted in foreign currencies will be valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Fund’s custodian and accounting agent.

[15]	Payments made or received are based on the notional amount.
[16]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[17]	Payments from/to the counterparty will be received/made upon the occurrence of bankruptcy and/or restructuring event with respect to the referenced index/obligation.
[18]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[19]

Credit spreads, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event occurring for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity.

[20]	Payment is based on the performance of the underlying iBoxx Liquid High Yield Index.

Portfolio acronyms
BA	Canadian Bankers’ Acceptance Rate
BBA	British Banking Association
BBSW	Bank Bill Swap Reference Rate (Australian Financial Market)
CD KSDA	Korean Securities Dealer Association 91-day Certificate of Deposit Rate
CDO	Collateralized debt obligations
CLO	Collateralized loan obligations
EURIBOR	Euro Interbank Offered Rate
GDP	Gross Domestic Product
IO	Interest only — This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.
LIBOR	London Interbank Offered Rate
OJSC	Open joint stock company
Re-REMIC	Combined Real Estate Mortgage Investment Conduit
STRIP	Separate Trading of Registered Interest and Principal of Securities
TBA	(To be announced) Security is purchased on a forward commitment basis with an approximate principal amount (generally +/-1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement, when the specific mortgage pools are assigned.
TIPS	Treasury inflation protected securities (“TIPS”) are debt securities issued by the US Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index (“CPI”). Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury security of the same maturity.

TWCPBA	Taiwan Secondary Markets Bills Rate

Counterparty abbreviations
BB	Barclays Bank PLC
CITI	Citibank NA
CSI	Credit Suisse International
DB	Deutsche Bank AG
GSI	Goldman Sachs International
HSBC	HSBC Bank PLC
JPMCB	JPMorgan Chase Bank
MLI	Merrill Lynch International
MSC	Morgan Stanley Capital Services Inc.
MSCI	Morgan Stanley & Co. International PLC
RBS	Royal Bank of Scotland PLC
SSB	State Street Bank & Trust

Currency abbreviations
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNY	Chinese Yuan
DKK	Danish Krone
EUR	Euro
GBP	Great Britain Pound
HUF	Hungarian Forint
IDR	Indonesian Rupiah

INR	India Rupee
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
RON	Romanian Lei
RUB	Russian Ruble
SAR	Saudi Arabian Riyal
SEK	Swedish Krona
SGD	Singapore Dollar
TRY	Turkish Lira
TWD	New Taiwan Dollar
UAH	Ukrainian Hryvnia
USD	United States Dollar
ZAR	South African Rand

The Fund’s Board of Directors (the “Board”) has delegated to the UBS Global Asset Management Global Valuation Committee (“GVC”) the responsibility for making fair value determinations with respect to the Fund’s portfolio holdings. The GVC is comprised of representatives of management, including members of the investment team.

The GVC provides reports to the Board at each quarterly meeting regarding any securities or instruments that have been fair valued, valued pursuant to standing instructions approved by the GVC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the GVC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews of securities valuations.

The types of securities or instruments for which such fair value pricing may be necessary include, but are not limited to: foreign securities and instruments under some circumstances, as discussed below; securities of an issuer that has entered into a restructuring; securities or instruments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and securities or instruments that are restricted as to transfer or resale. The need to fair value a Fund’s portfolio securities and other instruments may also result from low trading volume in foreign markets or thinly traded domestic securities or instruments, and when a security is subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the “limit up” or “limit down” price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of a security’s or instrument’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold. Valuing securities and other instruments at fair value involves greater reliance on judgment than valuing securities and other instruments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service.

US Generally Accepted Accounting Principles (“GAAP”) requires disclosure regarding the various inputs that are used in determining the value of the Fund’s investments. These inputs are summarized into the three broad levels listed below:

Level 1 – Unadjusted quoted prices in active markets for identical investments.

Level 2 – Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risk.

Level 3 – Unobservable inputs inclusive of the Fund’s own assumptions in determining the fair value of investments.

In May 2011, Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in US GAAP and International Financial Reporting Standards (“IFRS”)” (“ASU 2011-04”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between US GAAP and IFRS. ASU 2011-04 requires reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 requires reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new disclosures have been implemented for annual and interim periods beginning after December 15, 2011. At February 28, 2013, there were no transfers between Level 1 and Level 2 for the Fund.

In January 2013 Accounting Standards Update 2013-01 (“ASU 2013-01”), “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities,” replaced Accounting Standards Update 2011-11 (“ASU 2011-11”), “Disclosures about Offsetting Assets and Liabilities.” ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact, if any, on the Fund’s financial statements.

For more information regarding the Fund’s other significant accounting policies, please refer to the Fund’s annual report to shareholders dated November 30, 2012.

Item 2.  Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (“Investment Company Act”)) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)

The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.  Exhibits.

(a)	Certifications of principal executive officer and principal financial officer of registrant pursuant to Rule 30a-2(a) under the Investment Company Act are attached hereto as Exhibit EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Strategic Global Income Fund, Inc.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	April 29, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	April 29, 2013

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	April 29, 2013